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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this registration statement on Form S-4 of our report, dated January 25, 1996, relating to the financial statements of Kidd & Company, Inc. We also consent to the reference to our Firm under the caption "Experts" in the prospectus.

                                          /s/ McGladrey & Pullen LLP
Goshen, Indiana

December 23, 1998